[COLONIAL FLAG LOGO]
                                    COLONIAL
                            NEW YORK TAX-EXEMPT FUND



                                SEMIANNUAL REPORT
                                  JULY 31, 1997



                         -------------------------------
                         NOT FDIC-     MAY LOSE VALUE
                         INSURED       NO BANK GUARANTEE
                         -------------------------------

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                  COLONIAL NEW YORK TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1997 - JULY 31, 1997

INVESTMENT OBJECTIVE: Colonial New York Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and New York state and city personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:
     * High monthly double or triple tax-free income
     * Long-term appreciation
     * Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "The Fund is in the process of implementing a new strategy of moving away from bonds expected to perform well in a down market, to purchasing more non-callable bonds that we expect to provide solid returns whether the bond market goes up or down."
                                                               -- Maureen Newman

                 COLONIAL NEW YORK TAX-EXEMPT FUND PERFORMANCE

                                                        CLASS A     CLASS B
Inception dates                                         9/26/86      8/4/92
Distributions declared per share (1)                     $0.194      $0.168
SEC yields on 7/31/97 (2)                                 4.45%       3.92%
Taxable-equivalent SEC yields (3)                         8.38%       7.38%
Six-month total returns, assuming reinvestment            6.13%       5.74%
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
Net asset value per share on 7/31/97                     $7.27       $7.27

(1) A portion of the Fund's income may be subject to the alternative minimum tax.
(2) The 30-day SEC yields on July 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Advisor had not waived or borne certain Fund expenses, SEC yields would have been 4.18% for Class A shares and 3.63% for Class B shares.
(3) Taxable-equivalent SEC yields are based on the maximum effective 46.9% federal and New York state and city income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

QUALITY BREAKDOWN (as of 7/31/97)       TOP FIVE SECTORS (as of 7/31/97)
----------------------------------      ----------------------------------

AAA. . . . 31.6%  BBB. . . . 12.7%      State Appropriated . . . . . 19.1%
AA . . . . 16.4%  BB . . . .  2.8%      Sales & Excise Tax . . . . . 12.0%
A. . . . . 28.5%  Non rated.  6.8%      Investor Owned . . . . . . . 11.3%
Cash & Equivalents . . . . .  1.2%      General Obligations. . . . . 10.3%
                                        Water & Sewer. . . . . . . .  7.5%

Because the Fund is actively managed, quality and sector weightings will change. Quality breakdown and sector allocations are based upon total net assets.
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                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present the semiannual report for Colonial New York Tax-Exempt Fund. This report reflects on the investment environment for the six months ended July 31, 1997.

The national economy continued to grow
during the past six months. A firm job
market buoyed consumer confidence,
resulting in strong retail, auto and
housing sales during the first quarter
of 1997. The Federal Reserve Board raised              [PHOTO]
short-term interest rates in March for
the first time in two years in response
to growing concern about future wage and price inflation. As interest rates rose, bond prices declined.

Bond prices recovered during the second half of the period as consumer spending declined, dampening investors' fears of potential inflation. At the same time, industrial production, corporate capital spending and consumer income levels continued to expand while inflation remained very low. This indicates that while economic growth has slowed down, the economy is still on track to post gains for 1997 and carry the current economic expansion into its eighth year.

Municipal bond prices continued to outperform Treasury prices. A low supply of new municipal issues combined with strong demand helped support these tax-exempt bond prices. Municipal bond prices also received a boost as the final balanced budget agreement emerged from Congress. However, the investment environment for municipal bonds was not without challenge. The yield advantage for investing in lower quality municipal bonds continued to be historically low. This condition, in combination with tight supply, created higher prices and lower yields for many new investments.

The long-term benefits of investing in any municipal bond fund include tax-free income and the opportunity to diversify your fixed income portfolio. Colonial New York Tax-Exempt Fund continues to offer you competitive tax-free income and long-term total return potential as well as an opportunity to participate in New York's economic expansion.

As always, we thank you for the opportunity to help meet your investment goals.

Respectfully,

/s/ Harold W. Cogger
Harold W. Cogger
President
September 15, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.
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                          PORTFOLIO MANAGEMENT REPORT

MAUREEN NEWMAN has been the portfolio manager of Colonial New York Tax-Exempt Fund since May 1, 1997. Ms. Newman has managed the Connecticut Fund and the Massachusetts Fund since May 1996, and has managed the Florida Fund since August 1997. Ms. Newman is a Vice President of Colonial Management Associates, Inc. and is the Manager of Tax-Exempt Credit Research.

AIMING FOR STRONG PERFORMANCE IN ALL MARKETS
During the period, we initiated a strategy of positioning the Fund to take advantage of declining interest rates. This strategy entailed reducing the percent of the Fund that was invested in callable, higher coupon bonds priced above par, and increasing the Fund's holdings in intermediate maturity non-callable bonds. This strategy was aimed at taking advantage of the economic and market environments. The reduction in callable, higher coupon bonds was focused in the utility sector. These bonds were replaced primarily with general obligation and education bonds.

A TRANSITION PERIOD FOR FUND PERFORMANCE
For the six months ended July 31, 1997, the total return for Class A shares, based on net asset value, was 6.13%. In comparison, the average New York municipal bond fund as measured by Lipper Analytical Services, Inc. was 6.14%. However, the Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which had a total return of 5.86%. The overall bond market declined early in the period when the Federal Reserve Board raised short-term interest rates. Later on, the Fund's overweighting in low-volatility bonds priced above par meant it was not able to take full advantage of the bond market rally in July.

NEW YORK ECONOMY BENEFITS FROM WALL STREET STRENGTH
As a whole, the New York state economy is continuing to grow, with the New York City area especially benefiting from the bull market on Wall Street. Economic conditions also have improved upstate, although the growth there has not been as dramatic. Although New York State's budget was delayed once again, the improving economy has generated increased tax revenues for state and local governments, and they remain fiscally sound.

A FAVORABLE INVESTMENT ENVIRONMENT AHEAD
We are optimistic about the conditions affecting New York bonds in the months ahead. Inflation appears to be under control. We expect the State's economy to keep growing, fueled by the strength of the financial markets. We have reduced our exposure to state general obligation bonds in favor of a
--------------------------------------------------------------------------------

                                       4

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greater exposure to local general obligation issues and college and university issues, which we believe offer greater relative value.

INCREASING YOUR TOTAL RETURN
With the balanced economy producing low inflation and low unemployment, interest rates have been going down over the last few months and bond values have risen. If this trend continues, its effect could be reflected in smaller dividend checks. With inflation under control, current dividends continue to outpace the inflation rate, and remain a source of tax-exempt income. The goal of the Fund is to increase shareholders' total return, so while interest rates have gone down, and dividends are likely to follow, the net asset value per share of the Fund has been increasing. We will continue to invest primarily in investment grade municipal bonds that provide what we believe have the most potential for long-term appreciation.





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                                       5

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           COLONIAL NEW YORK TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 7/31/87 to 7/31/97
                    Based on NAV and MOP for Class A Shares

     CNYTEF         NAV            MOP            LEHMAN
     Jul 31, 87        10000           9525       10000
     Oct 31, 87     9387.966       8942.037        9687
     Jan 31, 88     10311.26       9821.479       10444
     Apr 30, 88      10252.9       9765.883       10510
     Jul 31, 88     10471.75       9974.343       10703
     Oct 31, 88     10917.32       10398.75       11098
     Jan 31, 89     11124.76       10596.33       11339
     Apr 30, 89     11217.85       10685.01       11449
     Jul 31, 89      11582.9       11032.71       12006
     Oct 31, 89     11522.88       10975.54       11998
     Jan 31, 90      11679.2       11124.43       12250
     Apr 30, 90      11666.9       11112.72       12273
     Jul 31, 90     12277.85       11694.65       12838
     Oct 31, 90      12162.3       11584.59       12888
     Jan 31, 91     12546.25       11950.31       13382
     Apr 30, 91     12898.59       12285.91       13684
     Jul 31, 91     13140.65       12516.47       13959
     Oct 31, 91     13741.71       13088.98       14457
     Jan 31, 92     13908.65       13247.99       14842
     Apr 30, 92     14138.55       13466.97       14984
     Jul 31, 92     15017.72       14304.37       15877
     Oct 31, 92      14725.9       14026.42       15670
     Jan 31, 93      15369.6       14639.55       16301
     Apr 30, 93     15910.69       15154.93       16880
     Jul 31, 93     16273.41       15500.42       17281
     Oct 31, 93     16836.91       16037.16       17876
     Jan 31, 94     17207.16       16389.82       18299
     Apr 30, 94     16019.31       15258.39       17245
     Jul 31, 94      16376.3       15598.42       17605
     Oct 31, 94     15743.91       14996.07       17097
     Jan 31, 95     16289.69       15515.93       17648
     Apr 30, 95     17010.27       16202.28       18392
     Jul 31, 95     17289.59       16468.33       18991
     Oct 31, 95      17968.2       17114.71       19634
     Jan 31, 96     18731.52       17841.78       20305
     Apr 30, 96     18213.64       17348.49       19853
     Jul 31, 96     18529.06       17648.93       20244
     Oct 31, 96     18980.86       18079.27       20754
     Jan 31, 97     19247.63       18333.37       21085
     Apr 30, 97     19324.94          18407       21170
     Jul 31, 97      20427.7       19457.39       22319

A $10,000 investment in Class B shares made on August 4, 1992 (inception) at NAV would have been valued at $13,137 on July 31, 1997. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $12,937 on July 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                 As of June 30, 1997 (Most Recent Quarter End)

                        CLASS A SHARES                 CLASS B SHARES
INCEPTION                   9/26/86                        8/4/92
                      NAV            MOP             NAV          W/CDSC
------------------------------------------------------------------------
1 YEAR                7.86%         2.74%           7.06%         2.06%
------------------------------------------------------------------------
5 YEARS               6.34          5.31              -             -
------------------------------------------------------------------------
10 YEARS              7.22          6.70              -             -
------------------------------------------------------------------------
SINCE INCEPTION       6.48          6.00            5.10          4.76

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception.

On August 1, 1997, the Fund began offering Class C shares.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.





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                                       6

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
                               INVESTMENT PORTFOLIO
                     JULY 31, 1997 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 98.0%                                          PAR        VALUE
----------------------------------------------------------------------------------
EDUCATION - 2.5%
  NY State Dormitory Authority:
   Series 1985,
                                7.800%   12/01/05              $ 150        $ 158
   Pace University,
                                6.500%   07/01/11              1,000        1,165
   New York University,
                                6.000%   07/01/06              1,125        1,247
                                                                       -----------
                                                                            2,570
                                                                       -----------

----------------------------------------------------------------------------------
HEALTHCARE - 0.7%
  HOSPITAL
  NY State Medical Care Facilities
   Finance Agency,
   Vassar Brothers Hospital, Series 1987-A,
                                8.250%   11/01/13                740          761
                                                                       -----------

----------------------------------------------------------------------------------
HOUSING - 6.2%
  ASSISTED LIVING/SENIOR - 1.0%
  Glen Cove Housing Authority,
                                8.250%   10/01/26              1,000        1,025
                                                                       -----------

  MULTI-FAMILY - 3.5%
  Hudson Housing Development Corp.,
   Providence Hall-Schuyler Court Project,
   Series 1992-A,
                                6.500%   01/01/22                750          787
  Nyack Housing Assistance Corp.,
   Nyack Plaza Apartments,
                                7.375%   06/01/21 (a)          1,301        1,302
  NY State Housing Finance Agency:
   Series 1989-B,
                                7.550%   11/01/29                230          241
   Series 1996-A,
                                6.100%   11/01/15              1,250        1,303
                                                                       -----------
                                                                            3,633
                                                                       -----------

  SINGLE-FAMILY - 1.7%
  NY State Mortgage Agency,
   Series BB-2,
                                7.950%   10/01/15                570          583



                                       7

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
                          Investment Portfolio/July 31, 1997
----------------------------------------------------------------------------------
MUNICIPAL  BONDS - CONT.                                         PAR        VALUE
----------------------------------------------------------------------------------
HOUSING - CONT.
  SINGLE-FAMILY - CONT.
  NY State Mortgage Agency:
   Series 10-A,
                                8.100%   04/01/14              $ 105        $ 108
   Series MM-1,
                                7.950%   10/01/21              1,000        1,074
                                                                       -----------
                                                                            1,765
                                                                       -----------

----------------------------------------------------------------------------------
OTHER - 2.4%
  REFUNDED/ESCROW/SPECIAL OBLIGATION (B)
  Monroe County Industrial
   Development Agency,
   Roberts Wesleyan College,   Series 1991,
                                7.400%   09/01/11                750          794
  St. Lawrence County Solid Waste
   Disposal Authority,
   Series 1987,
                                8.875%   01/01/08                750          780
  NY State Dormitory Authority,
   Menorah Campus,
   Series 1991,
                                7.400%   02/01/31                245          279
  NY State Housing Finance Agency,
   Series 1990-A,
                                8.000%   11/01/08                205          233
  NY State Medical Care Facilities
   Finance Agency,
   Series 1990-B,
                                7.875%   08/15/08                395          445
                                                                       -----------
                                                                            2,531
                                                                       -----------

----------------------------------------------------------------------------------
OTHER REVENUE - 4.2%
  AMUSEMENTS & RECREATION - 1.6%
  New York City Industrial
   Development Agency, United States Tennis
   Association, Tennis Center Project, Series 1994,
                                6.375%   11/15/14              1,500        1,650
                                                                       -----------

  MANUFACTURING - 1.6%
  Monroe County Industrial
   Development Agency,
   Yorkmil Realty Assoc., Series 1986,
                                9.500%   12/01/06              1,080        1,112
   Accede Mold & Tool Co., Series 1987,
                               10.750%   11/01/07                565          588
                                                                       -----------
                                                                            1,700
                                                                       -----------

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
                          Investment Portfolio/July 31, 1997
-----------------------------------------------------------------------------------

  MUSEUMS/GALLERIES/GARDENS - 1.0%
  NY City Trust for Cultural Resources,
  American Museum of Natural History,
                                5.600%   04/01/18            $ 1,000      $ 1,034
                                                                       -----------

----------------------------------------------------------------------------------
RESOURCE RECOVERY - 2.1%
  Miscellaneous Disposal
  Westchester County Industrial
   Development Agency,
   Westchester Resco Co. Project,
                                6.000%   07/01/09 (c)          2,000        2,188
                                                                       -----------

----------------------------------------------------------------------------------
TAX-BACKED - 42.5%
  LOCAL APPROPRIATED - 1.1%
  NY State Dormitory Authority,
   Suffolk County Judicial Facilities,
   Series 1991-A,
                                9.500%   04/15/14              1,000        1,162
                                                                       -----------

  LOCAL GENERAL OBLIGATIONS - 4.1%
  New York City:
   Series G,
                                5.750%   02/01/14              1,000        1,028
   Series F,
                                6.000%   08/01/16              2,000        2,100
   Series B,
                                6.000%   08/01/07 (d)          1,000        1,105
                                                                       -----------
                                                                            4,233
                                                                       -----------

  SALES & EXCISE TAX - 12.0%
  Local Government Assistance Corp.:
   Series 1993-C,
                                5.500%   04/01/17              2,100        2,200
   Series 1993-E,
                                6.000%   04/01/14              2,845        3,176
   Series 1993-E,
                                5.000%   04/01/21              5,000        4,925
  Triborough Bridge & Tunnel
   Authority,
   Series 1991-B,
                                6.875%   01/01/15 (c)(e)       2,000        2,187
                                                                       -----------
                                                                           12,488
                                                                       -----------

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

                          Investment Portfolio/July 31, 1997
----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                          PAR        VALUE
----------------------------------------------------------------------------------
TAX-BACKED - CONT.
  STATE APPROPRIATED - 19.1%
  NY State Dormitory Authority:
   City University,
   Series 1990-C,
                                7.500%   07/01/10            $ 1,500      $ 1,841
   Series 1993-A,
                                6.000%   07/01/20              2,000        2,160
   Series 1990-B,
                                7.500%   05/15/11              1,000        1,229
   Series 1993-A,
                                5.500%   05/15/13              3,000        3,109
  NY State Housing Finance Agency,
   Series 1990-A,
                                8.000%   11/01/08                 45           50
  NY State Medical Care Facilities
   Finance Agency:
   Series 1987-A,
                                8.875%   08/15/07                110          112
   Series, 1994-D,
                                6.150%   02/15/15              2,000        2,165
  NY State Medical Care Facilities
   Finance Agency,
   Series 1990-B,
                                7.875%   08/15/08                 80           89
  NY State Urban Development Corp.:
   Series 4,
                                5.375%   01/01/23              5,000        4,900
   Series 1993-A,
                                5.500%   01/01/14              2,000        2,038
  NY State Office of Mental Health,
                                8.300%   09/01/12              1,000        1,023
  Triborough Bridge & Tunnel Authority,
   Javits Convention Center Project,
   Series E,
                                7.250%   01/01/10              1,000        1,181
                                                                       -----------
                                                                           19,897
                                                                       -----------

  STATE GENERAL OBLIGATIONS - 6.2%
  NY State,
   Environmental Quality Project,
   Series 1996,
                                5.000%   01/15/10              2,000        2,008

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

                          Investment Portfolio/July 31, 1997
-----------------------------------------------------------------------------------

  PR Commonwealth of Puerto Rico,
   Aqueduct & Sewer Authority:
   Series 1994,
                                6.500%   07/01/23            $ 2,000      $ 2,187
   Series 1995,
                                6.250%   07/01/12              2,000        2,263
                                                                       -----------
                                                                            6,458
                                                                       -----------

-----------------------------------------------------------------------------------
TRANSPORTATION - 10.5%
  AIR TRANSPORTATION - 4.3%
  New York City Industrial
   Development Agency,
   American Airlines, Inc., Series 1994,
                                6.900%   08/01/24              2,000        2,228
  Port Authority NY/NJ,
   JFK International Air Terminal
                                6.250%   12/01/08 (e)          2,000        2,255
                                                                       -----------
                                                                            4,483
                                                                       -----------

  TRANSPORTATION - 13.2%
  Albany Parking Authority,
   Green and Hudson Garage Project,
   Series 1991-A,
                                7.150%   09/15/16                250          267
  Metro Transit Authority Farebox,
                                5.000%   07/01/18              1,000          975
  Port Authority of New York & New Jersey,
   Series 85,
                                5.375%   03/01/28              2,000        2,062
                                                                       -----------
                                                                            3,304
                                                                       -----------

  TURNPIKE/TOLLROAD/BRIDGE - 3.0%
  NY State Thruway Authority Highway Bridge,
                                5.250%   04/01/17 (d)          1,000        1,005
  Triborough Bridge & Tunnel Authority,
   Series L:
                                8.000%   01/01/07              1,000        1,036
                                8.125%   01/01/12              1,100        1,140
                                                                       -----------
                                                                            3,181
                                                                       -----------

-----------------------------------------------------------------------------------
UTILITY - 26.9%
  INDIVIDUAL POWER PRODUCER - 2.1%
  Port Authority of New York & New Jersey,
   KIAC Partners,
   Series 1996 IV,
                                6.750%   10/01/19              2,000        2,163
                                                                       -----------

                          Investment Portfolio/July 31, 1997
----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                          PAR        VALUE
----------------------------------------------------------------------------------
UTILITY - CONT.
  INVESTOR OWNED - 11.3%
  NY State Energy Research & Development
   Authority:
   Brooklyn Union Gas Co.:
    Series 1989 -A,
                                6.750%   02/01/24 (e)        $ 3,000      $ 3,300
    Series 1993-B, RIB (variable rate),
                                8.406%   04/01/20              1,500        1,836
   Consolidated Edison Co.:
    Series 1991-A,
                                7.500%   01/01/26                500          539
    Series 1993-B,
                                5.250%   08/15/20              4,000        3,975
   Long Island Lighting Co.,
    Series 1992 -A,
                                7.150%   02/01/22              2,000        2,153
                                                                       -----------
                                                                           11,803
                                                                       -----------

  JOINT POWER AUTHORITY - 6.0%
  NY State Power Authority,
   Series 1991-Z:
                                6.500%   01/01/19              3,750        4,106
                                6.625%   01/01/12              2,000        2,198
                                                                       -----------
                                                                            6,304
                                                                       -----------

  WATER & SEWER - 7.5%
  New York City Municipal Water
   Finance Authority,
                                5.375%   06/15/26              2,000        2,000
  Suffolk County Industrial Development
   Agency Sewer System Revenue,
                                6.000%   02/01/07 (e)          1,245        1,382
  NY State Environmental Facilities Corp.,
   New York City Municipal Water
   Finance Authority:
    Series 1990-A
                                7.500%   06/15/12              2,000        2,217
    Series 1991-E,
                                6.500%   06/15/14              2,000        2,175
                                                                       -----------
                                                                            7,774
                                                                       -----------

TOTAL MUNICIPAL BONDS (cost of  $92,828)(f)                               102,107
                                                                       -----------

                          Investment Portfolio/July 31, 1997
----------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 1.1%
----------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (g)
  New York City Municipal Water
   Finance Authority,
   Series 1995-A,
                                3.600%   06/15/25              $ 800        $ 800
  Niagara Mohawk, Series 1985-A,
                                3.700%   07/01/15                400          400
                                                                       -----------

TOTAL SHORT-TERM OBLIGATIONS                                                1,200
                                                                       -----------

OTHER ASSETS & LIABILITIES, NET - 0.9%                                        942
----------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                      $104,249
                                                                       ===========

NOTES TO INVESTMENT PORTFOLIO:
----------------------------------------------------------------------------------

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1997, the value of this security amounted to $1,302 or 1.2% of net assets.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(c) These securities, or a portion thereof, with a total market value of $2,349, are being used to collateralize the delayed delivery purchase indicated in the note (d) below.
(d) These securities have been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
(e) These securities, or a portion thereof, with a total market value of $4,124, are being used to collateralize open future contracts.
(f)  Cost for federal income tax purposes is the same.
(g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1997.

                          Investment Portfolio/July 31, 1997
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - CONT.
--------------------------------------------------------------------------------

  Short futures contracts open at July 31, 1997:

                       Par value                        Unrealized
                      covered by       Expiration       depreciation
      Type             contracts          month         at 07/31/97
  -----------------------------------------------------------------
  Municipal Bond          $2,300       September          $ 91
  Municipal Bond            $700       December              2
                                                        -----------
                                                          $ 93
                                                        ===========


     Acronym                                       Name
  --------------                  -------------------------------------
       RIB                                Residual Interest Bond






See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                            JULY 31, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $92,828)                        $      102,107
Short-term obligations                                              1,200
                                                               -----------
                                                                  103,307
Receivable for:
  Interest                                           $ 1,463
  Investment sold                                      1,065
  Fund shares sold                                       131
Other                                                     44        2,703
                                                 ------------  -----------
    Total Assets                                                  106,010

LIABILITIES
Payable for:
  Investment purchased                                 1,023
  Distributions                                          428
  Fund shares repurchased                                301
  Variation margin on futures                              3
Payable to Adviser                                         1
Accrued:
  Deferred Trustees fees                                   3
Other                                                      2
                                                 ------------
    Total Liabilities                                               1,761
                                                               -----------

NET ASSETS                                                 $      104,249
                                                               ===========

Net asset value & redemption price per share -
Class A ($50,519/6,950)                                             $7.27
                                                               ===========
Maximum offering price per share - Class A
($7.27/0.9525)                                                      $7.63 (a)
                                                               ===========
Net asset value & offering price per share -
Class B ($53,730/7,391)                                             $7.27 (b)
                                                               ===========

COMPOSITION OF NET ASSETS
Capital paid in                                            $       99,763
Undistributed net investment income                                    56
Accumulated net realized loss                                      (4,756)
Net unrealized appreciation (depreciation) on:
  Investments                                                       9,279
  Open futures contracts                                              (93)
                                                               -----------
                                                           $      104,249
                                                               ===========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1997
                                   (UNAUDITED)
(in thousands)
INVESTMENT INCOME
Interest                                                     $      3,137

EXPENSES
Management fee                                 $         257
Service fee                                               84
Distribution fee - Class B                               197
Transfer agent                                            80
Bookkeeping fee                                           23
Trustees fee                                               8
Custodian fee                                              2
Audit fee                                                 11
Legal fee                                                  3
Registration fee                                           4
Reports to shareholders                                    4
Other                                                      5
                                                 ------------
                                                         678
Fees waived by the Adviser                              (140)         538
                                                 ------------  -----------
       Net Investment Income                                        2,599
                                                               -----------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                             90
  Closed futures contracts                              (182)
                                                 ------------
    Net Realized Loss                                                 (92)
Net unrealized appreciation (depreciation) during
  the period on:
Investments                                            3,521
Open futures contracts                                   (84)
                                                 ------------
    Net Unrealized Appreciation                                     3,437
                                                               -----------
       Net Gain                                                     3,345
                                                               -----------
Net Increase in Net Assets from Operations                   $      5,944
                                                               -----------





See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                 (Unaudited)
                                                 Six months
(in thousands)                                      ended       Year ended
INCREASE (DECREASE) IN NET ASSETS                  July 31     January 31
                                                 ============  ===========
Operations:                                         1997          1997
Net investment income                          $       2,599 $      5,458
Net realized gain (loss)                                 (92)         816
Net unrealized appreciation (depreciation)             3,437       (3,965)
                                                 ------------  -----------
    Net Increase from Operations                       5,944        2,309
Distributions:
From net investment income - Class A                  (1,375)      (2,934)
From net investment income - Class B                  (1,251)      (2,613)
                                                 ------------  -----------
                                                       3,318       (3,238)
                                                 ------------  -----------
Fund Share Transactions:
Receipts for shares sold - Class A                     2,319        6,646
Value of distributions reinvested - Class A              666        1,458
Cost of shares repurchased - Class A                  (4,724)     (12,584)
                                                 ------------  -----------
                                                      (1,739)      (4,480)
                                                 ------------  -----------
Receipts for shares sold - Class B                     2,293        7,969
Value of distributions reinvested - Class B              684        1,427
Cost of shares repurchased - Class B                  (3,816)      (8,469)
                                                 ------------  -----------
                                                        (839)         927
                                                 ------------  -----------
Net Decrease from Fund Share
      Transactions                                    (2,578)      (3,553)
                                                 ------------  -----------
        Total Increase (Decrease)                        740       (6,791)

NET ASSETS
Beginning of period                                  103,509      110,300
                                                 ------------  -----------
End of period (including undistributed net
  investment income of $56 and $71,
  respectively)                                $     104,249 $    103,509
                                                 ============  ===========

NUMBER OF FUND SHARES
Sold - Class A                                           332          946
Issued for distributions reinvested - Class A             95          208
Repurchased - Class A                                   (673)      (1,797)
                                                 ------------  -----------
                                                        (246)        (643)
                                                 ------------  -----------
Sold - Class B                                           325        1,135
Issued for distributions reinvested - Class B             97          204
Repurchased - Class B                                   (541)      (1,213)
                                                 ------------  -----------
                                                        (119)         126
                                                 ------------  -----------





See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial New York Tax-Exempt Fund (the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and New York state and city personal income tax and opportunities for long-term appreciation from a porfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

                   Notes To Financial Statements/July 31, 1997
--------------------------------------------------------------------------------

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee) and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of Trust V as follows:

                   Notes To Financial Statements/July 31, 1997
--------------------------------------------------------------------------------
NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.
--------------------------------------------------------------------------------

               Average Net Assets            Annual Fee Rate
               ------------------            ---------------
                First $2 billion                   0.50%
                Over $2 billion                    0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended July 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $5,286 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $64,525 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                 Valuation of shares               Annual
                 outstanding on the 20th of         Fee
                each month which were issued        Rate
                ----------------------------        ----
                 Prior to November 30, 1994        0.10%
                On or after December 1, 1994       0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                   Notes To Financial Statements/July 31, 1997
--------------------------------------------------------------------------------

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.50% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended July 31, 1997, purchases and sales of investments, other than short-term obligations, were $21,029,851 and $23,976,851, respectively.

Unrealized appreciation (depreciation) at July 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was approximately:

    Gross unrealized appreciation                   $    9,282,000
    Gross unrealized depreciation                           (3,000)
                                                      ---------------
            Net unrealized appreciation             $    9,279,000
                                                      ===============

CAPITAL LOSS CARRYFORWARDS: At January 31 1997, capital loss carrryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                        Year of                        Capital loss
                       expiration                      carryforward
                       ----------                     ---------------
                          1998                              $ 26,000
                          1999                                37,000
                          2003                               187,000
                          2004                             3,211,000
                          2005                                79,000
                                                      ---------------
                                                         $ 3,540,000
                                                      ===============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                   Notes To Financial Statements/July 31, 1997
--------------------------------------------------------------------------------
NOTE 4.  PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------
OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                        (Unaudited)
                                         Six months
                                           ended
                                          July 31                  Year ended January 31
                                ==========================      ============================
                                           1997                             1997
                                 Class A        Class B           Class A         Class B
                                -----------    -----------      ------------    ------------
Net asset value -
   Beginning of period           $ 7.040        $ 7.040           $ 7.250         $ 7.250
                                -----------    -----------      ------------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income(a)                         0.193          0.167             0.393           0.340
Net realized and
unrealized gain (loss)             0.231          0.231            (0.207)         (0.207)
                                -----------    -----------      ------------    ------------
   Total from Investment
      Operations                   0.424          0.398             0.186           0.133
                                -----------    -----------      ------------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income               (0.194)        (0.168)           (0.396)         (0.343)
                                -----------    -----------      ------------    ------------
Net asset value -
   End of period                 $ 7.270        $ 7.270           $ 7.040         $ 7.040
                                ===========    ===========      ============    ============
Total return(b)(c)                 6.13%   (d)    5.74%   (d)       2.76%           1.99%
                                ===========    ===========      ============    ============

RATIOS TO AVERAGE NET ASSETS
Expenses(e)                        0.66%   (f)    1.41%   (f)       0.65%           1.40%
Net investment
   income(e)                       5.45%   (f)    4.70%   (f)       5.56%           4.81%
Fees and expenses
   waived or borne
   by the Adviser(e)               0.28%   (f)    0.28%   (f)       0.29%           0.29%
Portfolio turnover                   21%   (d)      21%   (d)         78%             78%
Net assets at end
of period (000)                  $50,519        $53,730          $ 50,648        $ 52,861

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                 $ 0.010        $ 0.010           $ 0.020         $ 0.020
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrange-
    ments had no impact.
(f) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                   Year ended January 31
                                ============================================================
                                           1996                             1995
                                 Class A         Class B          Class A         Class B
                                -----------    ------------      -----------    ------------
Net asset value -
   Beginning of period            $ 6.680         $ 6.680          $ 7.500         $ 7.500
                                -----------    ------------      -----------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income(a)                          0.401           0.349            0.427           0.376
Net realized and
unrealized gain (loss)              0.576           0.576           (0.834)         (0.834)
                                -----------    ------------      -----------    ------------
   Total from Investment
      Operations                    0.977           0.925           (0.407)         (0.458)
                                -----------    ------------      -----------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                (0.407)         (0.355)          (0.413)         (0.362)
From capital paid in                  -               -                -               -
                                -----------    ------------      -----------    ------------
   Total Distributions
   Declared to Shareholders        (0.407)         (0.355)          (0.413)         (0.362)
                                -----------    ------------      -----------    ------------
Net asset value -
   End of period                 $  7.250         $ 7.250          $ 6.680         $ 6.680
                                ===========    ============      ===========    ============
Total return(c)(d)                 14.99%          14.15%          (5.32)%         (6.04)%
                                ===========    ============      ===========    ============

RATIOS TO AVERAGE NET ASSETS
Expenses                            0.58%   (f)     1.33%   (f)      0.42%           1.17%
Net investment
   income                           5.72%   (f)     4.97%   (f)      6.25%           5.50%
Fees and expenses
   waived or borne
   by the Adviser                   0.38%   (f)     0.38%   (f)      0.46%           0.46%
Portfolio turnover                    39%             39%              65%             65%
Net assets at end
of period (000)                   $56,795         $53,505          $53,322         $43,166

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                  $ 0.026         $ 0.026          $ 0.032         $ 0.032
(b) Class B shares were initially offered on August 4, 1992.  Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrange-
    ments had no impact.  Prior years' ratios are net of benefits received, if any.
(g) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                               Year ended January 31
             ===========================================================
                        1994                             1993
               Class A        Class B          Class A         Class B   (b)
             -----------    ------------     ------------    -----------

               $ 7.090        $ 7.090          $ 6.840         $ 7.130
             -----------    ------------     ------------    -----------


                 0.421          0.368            0.438           0.182

                 0.407          0.407            0.260          (0.029)
             -----------    ------------     ------------    -----------

                 0.828          0.775            0.698           0.153
             -----------    ------------     ------------    -----------


                (0.418)        (0.365)          (0.445)         (0.190)
                   -               -            (0.003)         (0.003)
             -----------    ------------     ------------    -----------

                (0.418)        (0.365)          (0.448)         (0.193)
             -----------    ------------     ------------    -----------

               $ 7.500        $ 7.500          $ 7.090         $ 7.090
             ===========    ============     ============    ===========
                11.95%         11.14%           10.50%           1.16%   (e)
             ===========    ============     ============    ===========


                 0.62%          1.37%            0.96%           1.17%   (g)

                 5.68%          4.93%            6.25%           5.50%   (g)


                 0.29%          0.29%            0.06%           0.06%   (g)
                   25%            25%               7%              7%

               $63,527       $ 45,061         $ 53,779        $ 14,743


               $ 0.021       $ 0.021          $  0.004        $  0.001

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

COLONIAL RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial New York Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial New York Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial New York Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details about sales charges, investment objectives, and operating policies of the Fund.

[FLAG LOGO]    COLONIAL
               MUTUAL FUNDS

               Mutual Funds for
               Planned Portfolios

--------------------------------------------------------------------------------
                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation





        COLONIAL INVESTMENT SERVICES, INC., Distributor Copy Rights 1997
                     A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            NY-03/986D-0797 M (9/97)
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